Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Romeo R. Dizon, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify that the Quarterly Report of IRIDEX Corporation on Form 10-Q for the fiscal quarter ended July 4, 2026 (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of IRIDEX Corporation.

Date: August 18, 2026

By:	/s/ ROMEO R. DIZON
Name:	Romeo R. Dizon
Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)